UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 6, 2011 (May 5, 2011)
Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 300 First Stamford Place, Stamford, Connecticut	06902

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (203) 504-1020
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
On May 5, 2011 Aircastle Limited announced that the Company is scheduled to present at the following conferences:
Ron Wainshal, Chief Executive Officer, will be presenting at the Wells Fargo 2011 Industrial & Construction Conference on Wednesday, May 11, 2011 at 2:05 p.m. Eastern Time at the New York Palace in New York City.
Michael Inglese, Chief Financial Officer, will be presenting at the RBC Capital Markets Aerospace & Defense Conference on Thursday, May 12, 2011 at 1:20 p.m. Eastern Time at the Mandarin Oriental Hotel in New York City.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibit 99.1 Press Release dated May 5, 2011 which is being furnished hereto pursuant to Item 7.01.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED (Registrant)
/s/ David Walton
David Walton
Chief Operating Officer, General Counsel and Secretary

Date: May 6, 2011

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 5, 2011